UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2002

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-B.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-02                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-B (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2002 as Exhibit 99.1.

CHEC FUNDING LLC
Centex Home Equity Loan Trust 2002-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein



Date:  December 27, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 26, 2002


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        54,800,000.00    38,991,017.37   3,196,061.32     116,323.20   3,312,384.52    0.00            0.00       35,794,956.05
AF_2        31,000,000.00    31,000,000.00           0.00     115,914.17     115,914.17    0.00            0.00       31,000,000.00
AF_3        25,000,000.00    25,000,000.00           0.00     106,708.33     106,708.33    0.00            0.00       25,000,000.00
AF_4        31,800,000.00    31,800,000.00           0.00     156,244.00     156,244.00    0.00            0.00       31,800,000.00
AF_5         5,000,000.00     5,000,000.00           0.00      26,391.67      26,391.67    0.00            0.00        5,000,000.00
AF_6        16,317,000.00    16,317,000.00           0.00      80,361.23      80,361.23    0.00            0.00       16,317,000.00
MF_1        10,423,000.00    10,423,000.00           0.00      55,745.68      55,745.68    0.00            0.00       10,423,000.00
MF_2         9,000,000.00     9,000,000.00           0.00      51,705.00      51,705.00    0.00            0.00        9,000,000.00
BF           6,160,000.00     6,160,000.00           0.00      36,508.27      36,508.27    0.00            0.00        6,160,000.00
AV         191,470,000.00   164,148,771.30   5,354,353.87     231,814.54   5,586,168.41    0.00            0.00      158,794,417.43
MV_1        17,512,000.00    17,512,000.00           0.00      30,762.75      30,762.75    0.00            0.00       17,512,000.00
MV_2        12,843,000.00    12,843,000.00           0.00      27,979.90      27,979.90    0.00            0.00       12,843,000.00
BV          11,675,000.00    11,673,201.21           0.00      32,668.75      32,668.75    0.00            0.00       11,673,201.21
R                    0.00             0.00           0.00           0.00           0.00    0.00            0.00                0.00
TOTALS     423,000,000.00   379,867,989.88   8,550,415.19   1,069,127.49   9,619,542.68    0.00            0.00      371,317,574.69

AIO_1       48,000,000.00    28,000,000.00           0.00     140,000.00     140,000.00       0.00            0.00    26,000,000.00
AIO_2       56,000,000.00    35,000,000.00           0.00     175,000.00     175,000.00       0.00            0.00    32,000,000.00
X_IO             9,998.46         9,998.46           0.00          12.27          12.27       0.00            0.00         9,998.46
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1    152314EU0       711.51491551  58.32228686      2.12268613      60.44497299      653.19262865         AF_1       3.580000 %
AF_2    152314EV8     1,000.00000000   0.00000000      3.73916677       3.73916677    1,000.00000000         AF_2       4.487000 %
AF_3    152314EW6     1,000.00000000   0.00000000      4.26833320       4.26833320    1,000.00000000         AF_3       5.122000 %
AF_4    152314EX4     1,000.00000000   0.00000000      4.91333333       4.91333333    1,000.00000000         AF_4       5.896000 %
AF_5    152314EY2     1,000.00000000   0.00000000      5.27833400       5.27833400    1,000.00000000         AF_5       6.334000 %
AF_6    152314EZ9     1,000.00000000   0.00000000      4.92500031       4.92500031    1,000.00000000         AF_6       5.910000 %
MF_1    152314FA3     1,000.00000000   0.00000000      5.34833349       5.34833349    1,000.00000000         MF_1       6.418000 %
MF_2    152314FB1     1,000.00000000   0.00000000      5.74500000       5.74500000    1,000.00000000         MF_2       6.894000 %
BF      152314FC9     1,000.00000000   0.00000000      5.92666721       5.92666721    1,000.00000000         BF         7.112000 %
AV      152314FD7       857.30804460  27.96445328      1.21070946      29.17516274      829.34359132         AV         1.640000 %
MV_1    152314FE5     1,000.00000000   0.00000000      1.75666686       1.75666686    1,000.00000000         MV_1       2.040000 %
MV_2    152314FF2     1,000.00000000   0.00000000      2.17861092       2.17861092    1,000.00000000         MV_2       2.530000 %
BV      152314FG0       999.84592805   0.00000000      2.79817987       2.79817987      999.84592805         BV         3.250000 %
TOTALS                  898.03307300  20.21374749      2.52748816      22.74123565      877.81932551

AIO_1   N/A             583.33333333   0.00000000      2.91666667       2.91666667      541.66666667         AIO_1      6.000000 %
AIO_2   N/A             625.00000000   0.00000000      3.12500000       3.12500000      571.42857143         AIO_2      6.000000 %
X_IO    N/A           1,000.00000000   0.00000000      1.22718899       1.22718899    1,000.00000000         X_IO       0.000000 %
--------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2002

Sec. 7.09(ii)             Distributions Allocable to Principal
                          Group I
                          Scheduled Monthly Payments                                                                     200,321.30
                          Curtailments                                                                                    35,877.40
                          Prepayments in Full                                                                          2,561,483.48
                          Loans Repurchased by Seller                                                                          0.00
                          Substitution Amounts                                                                                 0.00
                          Net Liquidation Proceeds                                                                             0.00
                          Subordination Increase Amount                                                                  398,379.14
                          Excess Overcollateralization Amount                                                                  0.00

                          Group II
                          Scheduled Monthly Payments                                                                     113,841.38
                          Curtailments                                                                                    44,816.25
                          Prepayments in Full                                                                          4,137,024.48
                          Loans Repurchased by Seller                                                                          0.00
                          Substitution Amounts                                                                                 0.00
                          Net Liquidation Proceeds                                                                             0.00
                          Subordination Increase Amount                                                                1,058,671.76
                          Excess Overcollateralization Amount                                                                  0.00

Sec. 7.09(iv)             Class Interest Carryover Shortfall
                          Group I Certificates
                          Class AF-1                                                                                           0.00
                          Class AF-2                                                                                           0.00
                          Class AF-3                                                                                           0.00
                          Class AF-4                                                                                           0.00
                          Class AF-5                                                                                           0.00
                          Class AF-6                                                                                           0.00
                          Class MF-1                                                                                           0.00
                          Class MF-2                                                                                           0.00
                          Class BF                                                                                             0.00
                          Group II Certificates
                          Class AV                                                                                             0.00
                          Class MV-1                                                                                           0.00
                          Class MV-2                                                                                           0.00
                          Class BV                                                                                             0.00

Sec. 7.09(v)              Class Principal Carryover Shortfall
                          Group I Certificates
                          Class AF-1                                                                                           0.00
                          Class AF-2                                                                                           0.00
                          Class AF-3                                                                                           0.00
                          Class AF-4                                                                                           0.00
                          Class AF-5                                                                                           0.00
                          Class AF-6                                                                                           0.00
                          Class MF-1                                                                                           0.00
                          Class MF-2                                                                                           0.00
                          Class BF                                                                                             0.00
                          Group II Certificates
                          Class AV                                                                                             0.00
                          Class MV-1                                                                                           0.00
                          Class MV-2                                                                                           0.00
                          Class BV                                                                                             0.00

Sec. 7.09(vi)             Aggregate Loan Balance of Each Group
                          Group I Beginning Aggregate Loan Balance                                                   174,896,108.38
                          Group I Ending Aggregate Loan Balance                                                      172,098,426.20

                          Group II Beginning Aggregate Loan Balance                                                  209,192,312.37
                          Group II Ending Aggregate Loan Balance                                                     204,888,627.23

Sec. 7.09(vii)            Overcollateralization
                          Group I Overcollateralization Amount                                                         1,603,470.15
                          Group I Required Overcollateralization Amount                                                3,316,397.08

                          Group II Overcollateralization Amount                                                        4,066,008.59
                          Group II Required Overcollateralization Amount                                               4,670,031.88

Sec. 7.09(viii)           Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)             Substitution Amounts
                          Group I                                                                                              0.00
                          Group II                                                                                             0.00
Sec. 7.09(ix)             Loan Purchase Price Amounts
                          Group I                                                                                              0.00
                          Group II                                                                                             0.00

Sec. 7.09(x)              Weighted Average Net Coupon Rate
                          Group I                                                                                          8.8116 %
                          Group II                                                                                         8.9309 %

Sec. 7.09(xi)             Monthly Interest Amount
                          Group I                                                                                      1,284,780.69
                          Group II                                                                                     1,557,397.70

Sec. 7.09(xiii)           Weighted Average Gross Margin - Group II Loans                                                   8.7774 %

Sec. 7.09(xiv)            Largest Loan Balance
                          Group I                                                                                        525,466.02
                          Group II                                                                                       524,100.86

Sec. 7.09(xv)             Basic Principal Amount
                          Group I                                                                                      2,797,682.18
                          Group II                                                                                     4,295,682.11

Sec. 7.09(xvi)            Net Wac Cap Carryover
                          Group I                                                                                              0.00
                          Group II                                                                                             0.00
Sec. 7.09(xvi)            Net Wac Cap
                          Group I                                                                                            7.85 %
                          Group II                                                                                           7.67 %

Sec. 7.09(xix)            Applied Realized Loss Amounts
                          Group I                                                                                              0.00
                          Class MF-1                                                                                           0.00
                          Class MF-2                                                                                           0.00
                          Class BF                                                                                             0.00
                          Group II                                                                                             0.00
                          Class MV-1                                                                                           0.00
                          Class MV-2                                                                                           0.00
                          Class BV                                                                                             0.00

Sec. 7.09(b)(i)           Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                  32             1,147,808.28                  0.67 %
                                                2 Month                  13               568,862.11                  0.33 %
                                                3 Month                  18               771,527.49                  0.45 %
                                                Total                    63             2,488,197.88                  1.45 %
                                                 Group 2
                                                                                     Principal
                                                Category        Number                Balance               Percentage
                                                1 Month                  47             4,206,753.97                  2.05 %
                                                2 Month                  19             1,592,507.20                  0.78 %
                                                3 Month                  20             1,834,736.56                  0.90 %
                                                 Total                   86             7,633,997.73                  3.73 %
                                                 Group Totals
                                                                                     Principal
                                                Category        Number                Balance               Percentage
                                                1 Month                  79             5,354,562.25                  1.42 %
                                                2 Month                  32             2,161,369.31                  0.57 %
                                                3 Month                  38             2,606,264.05                  0.69 %
                                                 Total                  149            10,122,195.61                  2.68 %

Sec. 7.09(b)(ii)          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          24            1,086,955.57                  0.63 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          14            1,739,002.71                  0.85 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          38            2,825,958.28                  0.75 %

Sec. 7.09(b)(iii)         Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          27            1,659,009.36                  0.96 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          26            2,189,357.29                  1.07 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          53            3,848,366.65                  1.02 %

Sec. 7.09(b)(iii)         Balloon Loans
                          Number of Balloon Loans                                         167.00
                          Balance of Balloon Loans                                 12,717,139.60

Sec. 7.09(b)(iv)          Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              384,345.00                  0.19 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              384,345.00                  0.10 %

Sec. 7.09(b)(v)           Book Value of REO Loans
                          Group I                                                                                0.00
                          Group II                                                                         384,750.00

Sec. 7.09(b)(vi)          Realized Losses
                          Group I
                          Monthly Realized Losses                                                                0.00
                          Cumulative Realized Losses                                                             5.00

                          Group II
                          Monthly Realized Losses                                                                0.00
                          Cumulative Realized Losses                                                         1,798.79

Sec. 7.09(b)(vii)         Net Liquidation Proceeds
                          Group I                                                                                0.00
                          Group II                                                                               0.00

Sec. 7.09(b)(viii)        60+ Delinquency Percentage (Rolling Three Month)
                          Group I                                                                              1.37 %
                          Group II                                                                             2.33 %

Sec. 7.09(b)(ix)          Cumulative Loss Percentage
                          Group I                                                                              0.00 %
                          Group II                                                                             0.00 %

Sec. 7.09(b)(x)           Has a Trigger Event Occurred?
                          Group I                                                                                  NO
                          Group II                                                                                 NO

                          1-Month LIBOR for Current Distribution Date                                       1.38000 %



